UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 14, 2005

Lehman Brothers Holdings Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 526-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Registrant has amended  the following sections of the Registrant’s Amended and Restated By-Laws, effective July 14, 2005: (a) Article V, Section 1, to expressly set forth that any office of the Registrant named or provided for in Article V of the By-Laws may simultaneously be held by more than one person and (b) Article V, Section 16, to provide that the Treasurer shall perform such other duties and have such other powers as may be prescribed by the Chief Financial Officer (in addition to such duties and powers as may be prescribed by the Board of Directors or the By-Laws).  A copy of the Amended and Restated By-Laws is attached as Exhibit 3.01 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01         Financial Statements and Exhibits

(c)	Exhibits.

3.01	Amended and Restated By-Laws of the Registrant, amended as of July 14, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

Date:	July 20, 2005	By:	/s/ James J. Killerlane III
James J. Killerlane III
Vice President
Assistant Secretary

EXHIBIT INDEX

Exhibit 3.01	Amended and Restated By-Laws of the Registrant, amended as of July 14, 2005